UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2020

TRIUMPH BANCORP, INC.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas		75251
(Address of Principal Executive Offices)		(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Nomination of Debra Bradford and Laura Easley to the Board of Directors; Retirements of Justin Trail and Robert Dobrient from the Board of Directors

On March 26, 2020, Triumph Bancorp, Inc. (the “Company”) announced the nomination of Debra Bradford and Laura Easley to the Company’s Board of Directors in connection with the filing of the Company’s Proxy Statement for its Annual Meeting of Stockholders to be held on May 7, 2020 (the “Annual Meeting”).    In connection with the nomination of Ms. Bradford and Ms. Easley, each of Justin Trail and Robert Dobrient will cease their service on the Company’s Board of Directors as of the date of the Annual Meeting.

Item 8.01. Other Events

On March 26, 2020, the Company issued a press release announcing the nominations of Ms. Bradford and Ms. Easley, and the retirements of Mr. Trail and Mr. Dobrient, which is furnished herewith as Exhibit 99.1.  The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall be considered furnished for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed “filed” for any purpose.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our business in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses and any future acquisitions; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements an related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 11, 2020.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated March 26, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated March 26, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel

Date: March 26, 2020

Exhibit 99.1

Debra Bradford and Laura Easley nominated to Join Triumph Bancorp Board of Directors

Dallas, Texas — March 26, 2020 — Triumph Bancorp, Inc. (Nasdaq: TBK) (“the Company”) is pleased to announce that Debra Bradford, president and chief financial officer of First American Payment Systems, and Laura Easley, retired chief operating officer of Transportation Insight, have been nominated for election to the Company’s Board of Directors at its upcoming Annual Meeting of Stockholders to be held on May 7, 2020.

“The business model of Triumph Bancorp continues to migrate towards a transportation fintech future,” said the Company’s chief executive officer, Aaron P. Graft. “The expertise Debra and Laura offer in the transportation and payments industries will provide useful perspectives and guidance with respect to the trends, strategic challenges and opportunities in these sectors.”

Debra A. Bradford is president and chief financial officer of First American Payment Systems, an industry leader and global solutions provider in merchant account services. Ms. Bradford joined First American Payment Systems in 2001 and has served as president and chief financial officer since 2008. She also serves on the board of directors and audit committee of First American Payment Systems. Prior to joining First American Payment Systems, Ms. Bradford served as senior vice president and chief financial officer of ACE Cash Express, Inc., a financial services retailer, and in various roles, including chief operating officer, with IPS Card Solutions (formerly NTS, Inc.), a division of First Data Corporation. Ms. Bradford graduated from University of Texas in Austin. She is a Certified Public Accountant and a member of the Texas Society of Certified Public Accountants.

Laura Easley was the chief operating officer of Transportation Insight, a leading enterprise solutions provider in the logistics and transportation industry, from 2012 until her retirement in 2019. She served in various other capacities at Transportation Insight from 2005 to 2019, including chief business development officer and chief solutions officer. Prior to Transportation Insight, Ms. Easley served in various capacities with Menlo Worldwide, The Complete Logistics Company and ABF Freight System. Ms. Easley received a Bachelor of Science Degree in Industrial Engineering and Management from Oklahoma State University. She serves on the board of directors for the OSU Cowboy Academy of Industrial Engineering and Management.

It is anticipated that Bradford will serve on the board’s audit committee and Easley will serve on the board’s nominating corporate governance and risk management committees.

Justin Trail and Robert Dobrient, each of whom has served on the Company’s Board of Directors since 2010, will cease their service on the Board as of the date of the Company’s Annual Meeting on May 7, 2020. The Chairman of the Company and the entire Board earnestly thank Mr. Trail and Mr. Dobrient for their long and dedicated service to the Company. Bradford and Easley will fill the vacancies created by the retirements of Trail and Dobrient.

12700 Park Central Dr. Dallas, Texas 75251 | 214.365.6900 | triumphbancorp.com

Triumph Bancorp, Inc.

###

ABOUT TRIUMPH BANCORP, INC.

Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company headquartered in Dallas, Texas, with a diversified line of community banking, national lending, and commercial finance products. Our bank subsidiary, TBK Bank, SSB, is a Texas-state savings bank offering commercial and consumer banking products focused on meeting client needs in Texas, Colorado, Kansas, New Mexico, Iowa and Illinois. We also serve a national client base with factoring, equipment lending and asset based lending  through Triumph Commercial Finance, discount factoring through Advance Business Capital LLC, d/b/a Triumph Business Capital, insurance through Triumph Insurance Group, Inc., and carrier and vendor payment solutions through TriumphPay.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our business in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses and any future acquisitions; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements an related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 11, 2020.

Additional Information and Where to Find It

The Company, its directors, nominees and certain executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the 2020 Annual Meeting and this press release may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the Company’s 2020 Annual Meeting. The Company will file with the U.S. Securities and Exchange Commission (the “SEC”) and make available to its stockholders a proxy statement containing information about the Company, its directors, nominees and certain executive officers and the matters to be considered at the 2020 Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will also be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge at the SEC’s website (http://www.sec.gov) and at the Company’s website (www.triumphbancorp.com). Stockholders will be able to obtain printed copies of these documents without charge by requesting them from the Company in writing to Triumph Bancorp, Inc., Attention: Investor Relations, 12700 Park Central Drive, Suite 1700, Dallas, Texas 75251 or by telephone by calling (214) 365-6900.

Investor Relations Contact

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com  |  214-365-6936

Media Contact

Amanda Tavackoli

Senior Vice President, Communication

atavackoli@tbkbank.com  |  214-365-6930